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                            SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) May 24, 2000
                                                          ------------

                               ELCOR CORPORATION
                              --------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                          1-5341               75-1217920
------------------------------      ----------------------    ---------------
(State or other jurisdiction of     Commission File number    (I.R.S. Employer
incorporation or organization)                               Identification No.)


           14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                      75240-8871
--------------------------------------------                      ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code              (972) 851-0500
                                                                --------------

                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

Press Release

On May 23, 2000, the company issued a press release containing "forward-looking statements" that involve risks and uncertainties about its prospects for the future. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "outlook," "believe," "estimate," "plan," "project," "expect," "anticipate," "predict," "could," "should," "may," or similar words that convey the uncertainty of future events or outcomes. These statements are based on judgments the company believes are reasonable; however, Elcor's actual results could differ materially from those discussed here. Such risks and uncertainties include, but are not limited to, the following:

         1. The company's roofing products business is substantially non-cyclical, but can be affected by weather, the availability of financing and general economic conditions. In addition, the asphalt roofing products manufacturing business is highly competitive. Actions of competitors, including changes in pricing, or slowing demand for asphalt roofing products due to general or industry economic conditions or the amount of inclement weather could result in decreased demand for the company's products, lower prices received or reduced utilization of plant facilities. Further, changes in building codes and other standards from time to time can cause changes in demand, or increases in costs that may not be passed through to customers.

         2. In the asphalt roofing products business, the significant raw materials are ceramic coated granules, asphalt, glass fibers, resins and mineral filler. Increased costs of raw materials can result in reduced margins, as can higher trucking and rail costs. Historically, the company has been able to pass some of the higher raw material and transportation costs through to the customer. Should the company be unable to recover higher raw material and/or transportation costs from price increases of its products, operating results could be adversely affected and/or lower than projected.

         3. The company expects to make up to $137 million in new investments to expand capacity and improve productivity at existing plants and to build new plants over a three-year period beginning in fiscal 2000. Progress in achieving anticipated operating efficiencies and financial results is difficult to predict for new plant facilities. If such progress is slower than anticipated, if substantial cost overruns occur in building new plants, or if demand for products produced at new plants does not meet current expectations, operating results could be adversely affected.


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         4.       Certain facilities of the company's industrial products
                  subsidiaries must utilize hazardous materials in their production process. As a result, the company could incur costs for remediation activities at its facilities or off-site, and other related exposures from time to time in excess of established reserves for such activities.

         5. The company's litigation, including its trade dress litigation against GAF Building Materials Corporation and certain affiliates, and its defense of the purported class action brought by Wedgewood Knolls Condominium Association, is subject to inherent and case-specific uncertainty. The outcome of such litigation depends on numerous interrelated factors, many of which cannot be predicted.

         6. Although the company currently anticipates that most of its needs for new capital in the near future will be met with internally generated funds, significant increases in interest rates could substantially affect its borrowing costs under its existing loan facility, or its cost of alternative sources of capital.

         7. Each of the company's businesses, especially Cybershield's digital wireless cellular phone business, is subject to the risks of technological changes that could affect the demand for or the relative cost of the company's products and services, or the method and profitability of the method of distribution or delivery of such products and services. In addition, the company's businesses each could suffer significant setbacks in revenues and operating income if it lost one or more of its largest customers, or if its customers' plans and/or markets should change significantly.

         8. Although the company insures itself against physical loss to its manufacturing facilities, including business interruption losses, natural or other disasters and accidents, including but not limited to fire, earthquake, damaging winds and explosions, operating results could be adversely affected if any of its manufacturing facilities became inoperable for an extended period of time due to such events.

         9. Each of the company's businesses is actively involved in the development of new products, processes and services which are expected to contribute to the company's ongoing long-term growth and earnings. If such development activities are not successful, or the company cannot provide the requisite financial and other resources to successfully commercialize such developments, the growth of future sales and earnings may be adversely affected.

Parties are cautioned not to rely on any such forward-looking beliefs or judgments in making investment decisions.

Reference is made to the company's Annual Report on Form 10-K for the year ended June 30, 1999, for further information about risks and uncertainties.



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Item 7. Exhibits

99.1     Press release dated May 23, 2000 of Elcor Corporation.


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                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 ELCOR CORPORATION




DATE:         May 24, 2000                       /s/ Richard J. Rosebery
     --------------------------                  -----------------------
                                                 Richard J. Rosebery
                                                 Vice Chairman, Chief Financial
                                                 and Administrative Officer


                                                 /s/ Leonard R. Harral
                                                 ---------------------
                                                 Leonard R. Harral
                                                 Vice President and Chief
                                                 Accounting Officer






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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
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
99.1           Press release dated May 23, 2000 of Elcor Corporation.